                           UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA


In re:  FOCUS SURGERY, INC., Debtor.      |         Case No.  96-41107-N
                                          |                   -----------
Employer's Tax Identification             |         CHAPTER 11
No.:      77-0332937                      |         MONTHLY OPERATING REPORT
                                          |         (General Business Case)
------------------------------------------

                               SUMMARY OF FINANCIAL STATUS

MONTH ENDED       Mar-96
                ------------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                    END OF             END OF              AS OF
                                                                                    CURRENT             PRIOR             PETITION
2.  ASSET/LIABILITY SUMMARY                                                          MONTH              MONTH              FILING
                                                                                     -----              -----              ------
     Current Assets (Market Value)                                                   $515,015           $543,642           $502,204
                                                                                   ----------         ----------         ----------
     Total Assets (Market Value)                                                   $2,165,015         $2,193,642         $2,152,204
                                                                                   ----------         ----------         ----------
     Current Liabilities                                                              $20,817            $18,228
                                                                                   ----------         ----------         ----------
     Total Liabilities                                                               $877,630           $875,041           $831,829
                                                                                   ----------         ----------         ----------

                                                                                                                          PETITION
                                                                                    CURRENT             PRIOR              DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             MONTH              MONTH             MONTH END
                                                                                     -----              -----             ---------
     a.  Total Receipts                                                                $6,182            $63,021            $69,203
                                                                                   ----------         ----------         ----------
     b.  Total Disbursements                                                           $6,202            $18,170            $24,372
                                                                                   ----------         ----------         ----------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                      ($20)           $44,851            $44,831
                                                                                   ----------         ----------         ----------
     d.  Cash Balance Beginning of Month                                              $64,425            $19,574         ----------
                                                                                   ----------         ----------
     e.  Cash Balance End of Month (c + d)                                            $64,405            $64,425
                                                                                   ----------         ----------
                                                                                   ----------         ----------

4.  POST-PETITION LIABILITIES & RECEIVABLES                                        RECEIVABLES                          LIABILITIES
                                                                                   -----------                          -----------
     Balance at End of Previous Month                                                                                       $18,228
                                                                                   ----------                            ----------
     Balance at End of Current Month                                                                                        $20,817
                                                                                   ----------                            ----------

5.  PAST DUE POST-PETITION LIABILITIES
     Balance at End of Previous Month (over 30 days)
                                                                                                                         ----------
     Balance at End of Current Month (over 30 days)                                                                         $17,020
                                                                                                                         ----------

                                                                                                          YES                 NO
                                                                                                      ----------         ----------

6.  Are all federal, state, and local taxes current? (if no, attach schedule
    of unpaid items)                                                                                       X
                                                                                                      ----------         ----------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                                   X
                                                                                                      ----------         ----------
8.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and
    reason for payment, and name of payee)                                                                                    X
                                                                                                      ----------         ----------
9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                           X
                                                                                                      ----------         ----------
10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                                            N/A
                                                                                                      ----------         ----------
11. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                             X
                                                                                                      ----------         ----------
12. Are U.S. Trustee quarterly fees current?                                                               X
                                                                                                      ----------         ----------

I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

   Date:     4/20/96                                                                    /S/ Richard Redett
         ---------------                                                    ------------------------------------------
                                                                                     Responsible Individual

                                    BALANCE SHEET
                                (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED    FEB-96
                                                ----------
                                       ($     )
                                         -----

    ASSETS


                                                         FROM SCHEDULES                       MARKET VALUE
                                                         --------------                       ------------
      CURRENT ASSETS
 1       Cash and cash equivalents - unrestricted                                                    $64,405
                                                                                              --------------
 2       Cash and cash equivalents - restricted
                                                                                              --------------
 3       Accounts receivable (net)                              A                                   $426,500
                                                                                              --------------
 4       Inventory                                              B                                         $0
                                                                                              --------------
 5       Prepaid expenses                                                                            $21,515
                                                                                              --------------
 6       Other:  Interest in insurance policies
                 --------------------------------                                             --------------
 7               Payroll taxes                                                                        $2,596
         ----------------------------------------                                             --------------
 8         TOTAL CURRENT ASSETS                                                                     $515,015
                                                                                              --------------


      PROPERTY AND EQUIPMENT (MARKET VALUE)
 9       Real property                                          C                                         $0
                                                                                              --------------
10       Machinery and equipment                                D                                   $150,000
                                                                                              --------------
11       Furniture and fixtures                                 D                                         $0
                                                                                              --------------
12       Office equipment                                       D                                         $0
                                                                                              --------------
13       Leasehold improvements                                 D                                         $0
                                                                                              --------------
14       Vehicles                                               D                                         $0
                                                                                              --------------
15       Other:                                                 D
               ----------------------------------                                             --------------
16                                                              D
         ----------------------------------------                                             --------------
17                                                              D
         ----------------------------------------                                             --------------
18                                                              D
         ----------------------------------------                                             --------------
19                                                              D
         ----------------------------------------                                             --------------
20         TOTAL PROPERTY AND EQUIPMENT                                                             $150,000
                                                                                              --------------

      OTHER ASSETS
21       Patents, copyrights, and other
         intellectual property                                                                    $1,500,000
         -----------------------------------------                                            --------------
22
         -----------------------------------------                                            --------------
23
         -----------------------------------------                                            --------------
24
         -----------------------------------------                                            --------------
25         TOTAL OTHER ASSETS                                                                     $1,500,000
                                                                                              --------------
26         TOTAL ASSETS                                                                           $2,165,015
                                                                                              --------------
                                                                                              --------------

 NOTE:
      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

      Market value of patents and intellectual property was determined based of the value established in the Letter of Intent from Takai Hospital for the purchase of these assets.

      Market value of machinery and equipment is estimated based on assumed value to Takai Hospital who would require these items to continue manufacturing and supporting the product. Value is established at approximately 30% of book value or 5% of original cost. These assets are used and the age of the assets ranges from one to seven years.


                                      LIABILITIES AND EQUITY
                                      (GENERAL BUSINESS CASE)

                                             ($     )
                                               -----

      LIABILITIES                                          FROM SCHEDULES
                                                           --------------
       POST-PETITION

        CURRENT LIABILITIES
27       Salaries and wages
                                                                                              --------------
28       Payroll taxes
                                                                                              --------------
29       Real and personal property taxes
                                                                                              --------------
30       Income taxes
                                                                                              --------------
31       Notes payable (short term)
                                                                                              --------------
32       Accounts payable (trade)                             A                                      $19,581
                                                                                              --------------
33       Real property lease arrearage
                                                                                              --------------
34       Personal property lease arrearage
                                                                                              --------------
35       Accrued professional fees                                                                    $1,236
                                                                                              --------------
36       Current portion of long-term debt (due within 12 months)
                                                                                              --------------
37       Other:
                ---------------------------------                                             --------------
38
         ----------------------------------------                                             --------------
39
         ----------------------------------------                                             --------------
40         TOTAL CURRENT LIABILITIES                                                                 $20,817
                                                                                              --------------

41       LONG-TERM DEBT, NET OF CURRENT PORTION                                               --------------

42         TOTAL POST-PETITION LIABILITIES                                                           $20,817
                                                                                              --------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims                                         E                                   $115,778
                                                                                              --------------
44       Priority unsecured claims                              E                                         $0
                                                                                              --------------
45       General unsecured claims                               E                                   $741,034
                                                                                              --------------
46         TOTAL PRE-PETITION LIABILITIES                                                           $856,813
                                                                                              --------------
47         TOTAL LIABILITIES                                                                        $877,630
                                                                                              --------------
      EQUITY (DEFICIT)

48
         ----------------------------------------                                             --------------
49
         ----------------------------------------                                             --------------
50
         ----------------------------------------                                             --------------
51
         ----------------------------------------                                             --------------
52       Market value adjustment
                                                                                              --------------
53         TOTAL EQUITY (DEFICIT)                                                                 $1,287,385
                                                                                              --------------
54         TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                 $2,165,015
                                                                                              --------------
                                                                                              --------------

                                         SCHEDULES
                                     (GENERAL BUSINESS CASE)
                                          ($     )
                                            -----
                                         SCHEDULE A
                               ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                        ACCOUNTS      ACCOUNTS PAYABLE      PAST DUE
Receivables and Payables Ageings                       RECEIVABLE     [POST PETITION]   POST PETITION DEBT
                                                       -----------    ---------------   ------------------

  0 -30 Days                                                                   $2,561
                                                       -----------    ---------------
  31-60 Days                                                    $0            $17,020
                                                       -----------    --------------- -
  61-90 Days                                                $3,500                     |          $17,020
                                                       -----------    ---------------  |-----------------
  91+ Days                                                $423,000                    -
                                                       -----------    ---------------
  Total accounts receivable/payable                       $426,500            $19,581
                                                       -----------    ---------------
  Allowance for doubtful accounts                                     ---------------
                                                       -----------
  Accounts receivable (net)                               $426,500
                                                       -----------
                                                       -----------

                               SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                   COST OF GOODS SOLD
----------------------------------                   ------------------
                                    INVENTORY(IES)   Inventory Beginning of Month
                                     BALANCE AT                                         -----------------
                                    END OF MONTH     Add -
                                    ------------           Net purchases
Retail/Restaurants -                                                                    -----------------
  Product for resale                                       Direct labor
                                    ------------                                        -----------------
                                                           Manufacturing overhead
Distribution -                                                                          -----------------
  Product for resale                                       Freight in
                                    ------------                                        -----------------
                                                           Other:

Manufacturer -                                             ------------------           -----------------
  Raw materials                                $0
                                    -------------          ------------------           -----------------
  Work-in-progress                             $0
                                    -------------    Less -
  Finished goods                               $0          Inventory End of Month
                                    -------------                                      ------------------
                                                           Shrinkage
                                                                                       ------------------
  Other -                           -------------          Personal Use
   Explain                                                                             ------------------
           ---------------------                     Cost of Goods Sold                                $0
                                                                                       ------------------
   -----------------------------                                                       ------------------

     TOTAL                                     $0
                                    -------------
                                    -------------

METHOD OF INVENTORY CONTROL                          INVENTORY VALUATION METHODS
---------------------------                          ---------------------------
Do you have a functioning perpetual inventory        Indicate by a checkmark method of inventory valuation used.
 system?
            Yes  X     No
               ----       ----
How often do you take a complete physical            Valuation methods -
 inventory?                                          FIFO cost                 X
  Weekly                                                                 -------------
                     ----                            LIFO cost
  Monthly                                                                -------------
                     ----                            Lower of cost or
  Quarterly                                           market                   X
                     ----                                                -------------
  Semi-annually                                      Retail method
                     ----                                                -------------
  Annually            X                              Other -
                     ----                                                -------------
Date of last physical inventory was   12/31/94       Explain
                                    ------------
Date of next physical inventory is  not scheduled    ------------------------------------
                                    -------------
                                                     ------------------------------------

                                           SCHEDULE C
                                          REAL PROPERTY

DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                      $0                   $0
                                                               ------------   ----------------
                                                               ------------   ----------------
                                         SCHEDULE D
                                   OTHER DEPRECIABLE ASSETS
DESCRIPTION                                                      COST         MARKET VALUE
-----------                                                      ----         ------------
MACHINERY & EQUIPMENT -
See listing attached to original petition filing                 $2,343,339           $150,000
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                $2,343,339           $150,000
                                                               ------------   ----------------
                                                               ------------   ----------------

FURNITURE & FIXTURES -
                                                                                            $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

OFFICE EQUIPMENT -
See listing attached to original petition filing
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
LEASEHOLD IMPROVEMENTS -
None - the Company does not currently lease
facilities                                                                                  $0
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------
VEHICLES -
None
------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------

------------------------------------------------               ------------   ----------------
            TOTAL                                                        $0                 $0
                                                               ------------   ----------------
                                                               ------------   ----------------

                                           SCHEDULE E
                                     PRE-PETITION LIABILITIES
                                                                            CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT          AMOUNT (b)
-------------------------------------------                                  ------          ----------
   Secured claims  (a)                                                       $115,778
                                                                            ---------        ----------
   Priority claims other than taxes                                                $0
                                                                            ---------        ----------
   Priority tax claims                                                             $0
                                                                            ---------        ----------
   General unsecured claims                                                  $741,034
                                                                            ---------        ----------

(a)  List total amount of claims even if under secured.

(b)  Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.
     You believe that you can settle the case for a claim of $3,000,000.  For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                             SCHEDULE F
                                      RENTAL INCOME INFORMATION
                               Not Applicable to General Business Cases.


                                 STATEMENT OF OPERATIONS
                                  (GENERAL BUSINESS CASE)

                                  FOR THE MONTH    MAR-96
                                                 -----------

                                         $
                                          ------------

                     CURRENT MONTH
----------------------------------------------                                                        CUMULATIVE        NEXT MONTH
    ACTUAL         FORECAST        VARIANCE                                                         (CASE TO DATE)       FORECAST
    ------         --------        --------                                                          --------------      --------

                                                     REVENUES
        $0                              $0      1    Gross Sales                                     $
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      2    less: Sales Returns & Allowances
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      3    Net Sales                                                                  $0
----------      ----------       ---------                                                           ----------         ----------
        $0                              $0      4    less: Cost of Goods Sold     (Schedule 'B')
----------      ----------       ---------                                                           ----------         ----------
        $0              $0              $0      5    Gross Profit                                                               $0
----------      ----------       ---------                                                           ----------         ----------
                                        $0      6    Interest
----------      ----------       ---------                                                           ----------         ----------
                                                7    Other Income:

                                        $0      8    Other income                                           540
----------      ----------       ---------          ----------------------------------------         ----------         ----------
                                        $0      9
----------      ----------       ---------          ----------------------------------------         ----------         ----------

        $0              $0              $0     10       TOTAL REVENUES                                     $540                 $0
----------      ----------       ---------                                                           ----------         ----------


                                                 EXPENSES
                                        $0     11    Compensation to Owner(s)/Officer(s)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     12    Salaries/Commissions
----------      ----------       ---------                                                           ----------         ----------
                                        $0     13    Management Fees
----------      ----------       ---------                                                           ----------         ----------
   $65,093         $65,093             ($0)    14    Depreciation                                       108,488            $65,093
----------      ----------       ---------                                                           ----------         ----------
                                        $0     15    Taxes:
----------      ----------       ---------                                                           ----------         ----------
                                        $0     16       Employer Payroll Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     17       Real Property Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     18       Other Taxes
----------      ----------       ---------                                                           ----------         ----------
                                        $0     19    Other Selling
----------      ----------       ---------                                                           ----------         ----------
    $5,216         $12,000          $6,784    20    Other Administrative                                $18,982            $12,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     21    Interest
----------      ----------       ---------                                                           ----------         ----------
                                               22    Other Expenses:
                                                                                                     ----------         ----------
                                        $0     23
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     24
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     25
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     26
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     27
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     28
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     29
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     30
----------      ----------       ---------           ----------------------------------------        ----------         ----------

   $70,309         $77,093          $6,783     31       TOTAL EXPENSES                                 $127,470            $77,093
----------      ----------       ---------                                                           ----------         ----------

  ($70,309)       ($77,093)         $6,783     32 SUBTOTAL                                            ($126,930)          ($77,093)
----------      ----------       ---------                                                           ----------         ----------

                                                 REORGANIZATION ITEMS
   $20,112         $30,000          $9,888     33    Professional Fees                                  $43,140            $15,000
----------      ----------       ---------                                                           ----------         ----------
                                        $0     34    Provisions for Rejected Executory Contracts
----------      ----------       ---------                                                           ----------         ----------
                                                    Interest Earned on Accumulated Cash
       $26                            ($26)    35       Resulting from Chp 11 Case                         $148
----------      ----------       ---------                                                           ----------         ----------
                                        $0     36    Gain or (Loss) from Sale of Equipment
----------      ----------       ---------                                                           ----------         ----------
    $3,424                         ($3,424)    37    Miscellaneous                                       $3,424
----------      ----------       ---------           ----------------------------------------        ----------         ----------
                                        $0     38
----------      ----------       ---------           ----------------------------------------        ----------         ----------

   $23,510         $30,000          $6,490     39       TOTAL REORGANIZATION ITEMS                      $46,416            $15,000
----------      ----------       ---------                                                           ----------         ----------

  ($93,820)      ($107,093)        $13,273     40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES     ($173,347)          ($92,093)
----------      ----------       ---------                                                           ----------         ----------
                                        $0     41    Federal & State Income Taxes
----------      ----------       ---------                                                           ----------         ----------

  ($93,820)      ($107,093)        $13,273     42 NET PROFIT (LOSS)                                   ($173,347)          ($92,093)
----------      ----------       ---------                                                           ----------         ----------
----------      ----------       ---------                                                           ----------         ----------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Activities have declined in this month. The company vacated its facility, reducing its operating expenses.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                         SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                  (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED   MAR-96
                                           ---------------------

CASH BALANCE BEGINNING OF MONTH                                                                                $64,425
                                                                                                     -----------------
CASH RECEIPTS  (1)                                                                                              $6,182
                                                                                                     -----------------
CASH DISBURSEMENTS  (1)                                                                                         $6,202
                                                                                                     -----------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                ($20)
                                                                                                     -----------------
CASH BALANCE END OF MONTH                                                                                      $64,405
                                                                                                     -----------------
                                                                                                     -----------------


RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                ACCOUNT 1                    ACCOUNT 2               ACCOUNT 3
                                                ---------                    ---------               ---------
BANK                                       Silicon Valley Bank             Silicon Valley Bank         Burlingame Bank
                                        -------------------------         -----------------------     -----------------
ACCOUNT TYPE                                    Checking                        Checking                   Checking
                                        -------------------------         -----------------------     -----------------
ACCOUNT NO.                                   3300023699                   01403869-70                   1104918
                                        -------------------------         -----------------------     -----------------
ACCOUNT PURPOSE                          General operating acct.          General operating acct.        Investment
                                        -------------------------         -----------------------     -----------------
BALANCE, END OF MONTH                                    $45,331                          $6,156                   $56
                                        -------------------------         -----------------------     -----------------

                                                    ACCOUNT 4                    ACCOUNT 5               ACCOUNT 6
                                                    ---------                    ---------               ---------
BANK                                             Merrill Lynch                 Bank of America
                                            -------------------------         -----------------      -----------------
ACCOUNT TYPE                                        Checking                      Checking
                                            -------------------------         -----------------      -----------------
ACCOUNT NO.                                        233-07K66                     12339-17690
                                            -------------------------         -----------------      -----------------
ACCOUNT PURPOSE                                    Investment                     Payroll
                                            -------------------------         -----------------      -----------------
BALANCE, END OF MONTH                                            $69                   $12,794
                                            -------------------------         -----------------      -----------------


TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                          $64,405
                                            -------------------------
                                            -------------------------
(1)  Excluding bank transfers between your accounts.
